SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 2, 1999




                           CITIZENS FIRST CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      Kentucky                            333-67435              61-0912615
(State or Other Jurisdiction of      (Commission File Number) (IRS Employer
     Incorporation)                                          Identification No.)


1805 Campbell Lane, Bowling Green, Kentucky                       42101
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (270) 393-0700


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant

        (a) At its board meeting on September 2, 1999, the Board of Directors of Citizens First Corporation (the "Registrant") dismissed KPMG LLP as its independent accountant. During the Registrant's two most recent fiscal years and through the interim period ending June 30, 1999, (i) the reports of KPMG LLP on the financial statements of the Registrant for the past two years contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles and (ii) there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         The Registrant has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG LLP agrees with the statements made by the Registrant in this Report. The Registrant delivered a copy of this Form 8-K Report to KPMG LLP on September 9, 1999. The Registrant will file by amendment, as an exhibit to this Form 8-K Report, a copy of such letter when it is received.

        (b) On September 2, 1999, the Registrant engaged the accounting firm of Baird, Kurtz & Dobson as the independent public accountants to audit the Registrant's financial statements.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CITIZENS FIRST CORPORATION

Date: September 10, 1999                               /s/ Mary D. Cohron
                                                       ------------------
                                                           Mary D.Cohron
                                                           President and
                                                        Chief Executive Officer
                                                   (Principal Executive Officer)


Date:  September 10, 1999                               /s/ Gregg A. Hall
                                                        -----------------
                                                            Gregg A. Hall
                                                         Vice-President and
                                                        Chief Financial Officer
                                    (Principal Financial and Accounting Officer)